Contents of Significant Accounts - Operating Revenues (Detail) $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2017 USD ($)	Dec. 31, 2017 TWD ($)	Dec. 31, 2016 TWD ($)	Dec. 31, 2015 TWD ($)
Revenue [Abstract]
Sale of goods		$ 142,957,544	$ 142,816,919	$ 140,640,738
Royalty		6,817	11,757	18,616
Mask tooling		3,334,844	3,676,365	3,424,335
Others		2,985,501	1,365,083	746,732
Net operating revenues	$ 5,036,596	$ 149,284,706	$ 147,870,124	$ 144,830,421